EXHIBIT 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AGREEMENT

This Amendment No. 2 to Amended and Restated Loan Agreement (this “Amendment”), is entered into as of December 28, 2005, with reference to the Amended and Restated Loan Agreement dated as of December 14, 2001 (as heretofore amended by an Amendment No. 1 dated as of June 7, 2005, and as it may hereafter be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) among Wheeling Island Gaming, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (each a “Lender, and collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent (“Administrative Agent”).  Capitalized terms used herein and not otherwise defined are used with the meanings set forth for those terms in the Loan Agreement.

Borrower and the Administrative Agent, acting with the consent of the Lenders required by Section 11.2 of the Credit Agreement, hereby amend the Loan Agreement as follows:

AGREEMENT

1.             Amendment to Section 1.1 — Revised Definition.  The following defined term set forth in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

                                “Maturity Date” means January 19, 2007.

2.             Conditions Precedent.  The effectiveness of this Amendment shall be conditioned upon the Administrative Agent’s receipt of the following:

(a)           an original of this Amendment, duly executed by the Borrower;

(b)           a Consent of Guarantor, in the form attached hereto as Exhibit A, duly executed by each of the parties thereto;

(c)           a Consent of Lender, in the form attached hereto as Exhibit B, duly executed by each of the Requisite Lenders;

(d)           an Amendment to the Deeds of Trust extending the Maturity Date of the Indebtedness under the Loan Agreement; and

(e)           such other documents and assurances as the Administrative Agent may require.

3.             Representation and Warranty.  Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing, and that each of the representations and warranties of Borrower set forth in the Loan Agreement is true and correct as of the date hereof (other than those which relate by their terms solely to another date).

4.             Confirmation.  In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment when taken together will be deemed to be but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WHEELING ISLAND GAMING, INC.,
a Delaware corporation

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Exhibit A

Form of Guarantor Consent

CONSENT OF GUARANTORS

This Consent of Guarantors is delivered with reference to the Amended and Restated Loan Agreement dated as of December 14, 2001 (as heretofore amended by an Amendment No. 1 dated as of June 7, 2005, and as it may hereafter be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Wheeling Island Gaming, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (each a “Lender, and collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”).  Capitalized terms used but not defined in this Consent of Guarantors have the meanings given to them in the Loan Agreement.

Each of the undersigned hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to the Amended and Restated Loan Agreement (the “Amendment”) by the Borrower, substantially in the form presented to the undersigned as a draft, and agrees that nothing contained therein shall diminish, alter, amend or otherwise affect any of the undersigned’s obligations to the Administrative Agent, for the benefit of Lenders, under the Amended and Restated Guaranty dated December 14, 2001 (as amended, the “Guaranty”).  Each of the undersigned further confirms that the Guaranty shall continue in full force and effect and agrees that the undersigned shall continue to be liable under such Guaranty in accordance with the terms thereof.  Each of the undersigned further confirms that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Guaranty.

WDRA FOOD SERVICE, INC.,	WHEELING LAND DEVELOPMENT CORP,
a West Virginia corporation	a West Virginia corporation

By:	By:
Name:	Name:
Title:	Title:

Dated as of: December 28, 2005

Exhibit B

Form of Lender Consent

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Amended and Restated Loan Agreement dated as of December 14, 2001 (as heretofore amended by an Amendment No. 1 dated as of June 7, 2005, and as it may hereafter be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Wheeling Island Gaming, Inc., a Delaware corporation, the lenders from time to time party thereto (each a “Lender, and collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”).  Capitalized terms used but not defined in this Consent of Lender have the meanings given to them in the Loan Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to the Amended and Restated Loan Agreement (the “Amendment”) by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

[Typed/Printed Name of Lender]

By:
Name:
Title:

Dated as of: December 28, 2005